UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2018 (July 24, 2018)

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 24, 2018, Catalent, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), relating to an underwritten offering (the “Offering”) of 11,431,411 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share, which includes the exercise in full by the Underwriters of their option to purchase up to 1,491,053 additional shares of Common Stock, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-211872), filed on June 6, 2016, as supplemented by the prospectus supplement dated July 24, 2018. Pursuant to the Underwriting Agreement, the Underwriters purchased the Shares at a price of $39.0328 per share in a transaction that was completed on July 27, 2018.

The underwriting agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification of the Underwriters by the Company for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

From time to time, in the ordinary course of their business, certain Underwriters or their respective affiliates have performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses. Certain of the Underwriters or their respective affiliates are agents and/or lenders under our senior secured credit facilities, for which they have received or expect to receive customary compensation. In addition, such Underwriters or their respective affiliates may receive a portion of the net proceeds of the Offering, which we are using to repay borrowings under our U.S. dollar-denominated term loans.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

A copy of the opinion of Fried, Frank, Harris, Shriver & Jacobson LLP relating to the validity of the issuance and sale of shares of the Company’s common stock pursuant to the underwriting agreement is also filed herewith as Exhibit 5.1. The underwriting agreement and the opinion filed herewith are incorporated by reference into the above referenced registration statement on Form S-3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated July  24, 2018, between the Company, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP relating to the Common Stock.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman

Steven L. Fasman
Senior Vice President & General Counsel and Secretary

Date: July 27, 2018